UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2026

COMSTOCK INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada (State or Other Jurisdiction of Incorporation)	001-35200 (Commission File Number)	65-0955118 (I.R.S. Employer Identification Number)

500 Damonte Ranch Pkwy, Ste 980, Reno, Nevada 89521
(Address of Principal Executive Offices, including Zip Code)

117 American Flat Road, Virginia City, Nevada 89440
(Former address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code: (775) 847-5272

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.000666 per share	LODE	NYSE AMERICAN

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 2.02 Results of Operations and Financial Condition.

On November 4, 2026, Comstock Inc. announced its results of operations for the third quarter ended September 30, 2026. The news release is furnished as Exhibit 99.1 and incorporated by reference herein and therefore is not to be considered “filed” with the U.S. Securities and Exchange Commission (the “SEC”).

Item 8.01 Other Events.

On November 4, 2026, Comstock Inc. (the “Company”), issued a press release announcing that the Company’s Board of Directors authorized a share repurchase program (the “Program”), inter alia, pursuant to which the Company may, from time to time, purchase shares of its common stock for an aggregate repurchase not to exceed 15,000,000 shares, representing approximately 19.7% of its presently issued and outstanding common stock.

The manner, timing, price and volume of repurchases will be determined by the Company at its discretion, subject to market conditions, relevant securities laws and other factors. All common stock repurchased by the Company will become treasury stock. The Program may be modified, suspended or discontinued at any time. The Program does not obligate the Company to purchase any particular number of shares, and there is no guarantee as to the exact number of shares to be repurchased by the Company, if any.

A copy of the press release announcing the authorization of the Program is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

COMSTOCK INC.

Date: November 4, 2026	By:	/s/ Corrado De Gasperis
Corrado De Gasperis Chief Executive Officer